UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 2, 2020

YOUNGEVITY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38116	90-0890517
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2400 Boswell Road, Chula Vista, CA 91914
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (619) 934-3980

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	YGYI	The Nasdaq Capital Market
Series D Preferred Stock	YGYIP	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 2, 2020, Youngevity International, Inc. (the “Company”) received a notification letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that as a result of the Company’s failure to file its Annual Report on Form 10-K for the year ended December 31, 2019 (the “Form 10-K”), the Company no longer complies with Nasdaq’s continued listing requirements as set forth in Nasdaq Listing Rule 5250(c)(1).

The Company filed a Notification of Late Filing on Form 12b-25 on March 17, 2020, indicating that the filing of the Company’s Form 10-K would be delayed until after the completion of the audit of the Company’s financial statements, which was anticipated to be completed before the expiration of the fifteen calendar day extension period provided by Rule 12b-25 under the Securities Exchange Act of 1934, as amended. Thereafter, on March 31, 2020, the Company announced that the COVID-19 pandemic had by then caused the displacement of the Company's non-essential personnel, including substantially all accounting staff, the imposition of restrictions by various governments and the displacement of its independent auditors' staff, and that as a result the Company would miss the filing date, as extended, of its Form 10-K.

The notification letter from the Listing Qualifications Department stated that, under Nasdaq rules, the Company has 60 calendar days, or until June 1, 2020, to submit a plan to regain compliance with Nasdaq’s continued listing requirements and if Nasdaq accepts the plan, Nasdaq can grant an exception of up to 180 calendar days from the filing due date, of September 28,2020, to regain compliance. The Company can also regain compliance with Nasdaq’s continued listing requirements at any time before September 28, 2020, by filing the Form 10-K with the Securities and Exchange Commission (the “SEC”), as well as any subsequent periodic financial reports that may become due.

The Company’s management is working diligently to complete the Form 10-K and intends to file it as soon as practicable, which is currently expected to be by the end of April, 2020.

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 99.1 Press Release issued by Youngevity International, Inc., dated April , 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOUNGEVITY INTERNATIONAL, INC.

Date: April 6, 2020	By: /s/ David Briskie
Name: David Briskie
Title: President and Chief Financial Officer